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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 30, 2007

             Commission File Number of issuing entity: 333-140923-06

                     HSI Asset Loan Obligation Trust 2007-2
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                         (Exact name of issuing entity)

                 Commission File Number of depositor: 333-140923

                      HSI Asset Securitization Corporation
                      ------------------------------------
              (Exact name of depositor as specified in its charter)

                       HSBC Bank USA, National Association
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

             DELAWARE                                      20-2592898
   ----------------------------                          ----------------
   (State or other jurisdiction                          (I.R.S. Employer
        of incorporation)                               Identification No.)

      452 Fifth Avenue, New York, NY                         10018
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(Address of principal executive offices)                   (Zip Code)

                                 (212) 525-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
           (Former name, former address, if changed since last report)

                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    Information to be Included in the Report

ITEM 8.01. Other Events.

On October 30, 2007, HSI Asset Securitization Corporation, as depositor for HSI Asset Loan Obligation Trust 2007-2 (the "Trust") will cause the issuance of the Mortgage Pass-Through Certificates, Series 2007-2, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-140923) filed by the Registrant with the Securities and Exchange Commission:
Class I-A-1, Class I-A-2, Class I-A-PO, Class I-A-X, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class II-A-12, Class II-A-PO, Class II-A-X, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-7, Class III-A-8, Class III-A-9, Class III-A-PO, Class III-A-X, Class A-PO, Class A-X, Class B-1, Class B-2 and Class B-3 (the "Certificates").

Copies of the opinions of Mayer Brown LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Mayer Brown LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

ITEM 9.01. Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits. The following are filed as Exhibits to this Report:

                  5.1   Opinion of Mayer Brown LLP with respect to legality.

                  8.1 Opinion of Mayer Brown LLP with respect to certain tax matters.

                  23.1  Consent of Mayer Brown LLP (included in opinion filed as
                        Exhibit 5.1).

                  23.2  Consent of Mayer Brown LLP (included in opinion filed as
                        Exhibit 8.1).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HSI Asset Securitization Corporation

                                            By: /s/ Andrea Lenox
                                                --------------------------------
                                                Name:  Andrea Lenox
                                                Title: Vice President

Dated: October 30, 2007


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                                  EXHIBIT INDEX

 Exhibit No.            Description
 -----------            -----------

    5.1                 Opinion of Mayer Brown LLP with respect to legality.

    8.1 Opinion of Mayer Brown LLP with respect to certain tax matters.

    23.1                Consent of Mayer Brown LLP (included in opinion filed as
                        Exhibit 5.1).

    23.2                Consent of Mayer Brown LLP (included in opinion filed as
                        Exhibit 8.1).